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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                           ------------------------

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 18, 2003
                                                ------------------

                               TEAMSTAFF, INC.
       ---------------------------------------------------------------
              (Exact name of Registrant as specified in charter)


       New Jersey                      0-18492                  22-1899798
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(State or other jurisdic-            (Commission              (IRS Employer
 tion of incorporation)             File Number)            Identification No.)


        300 Atrium Drive, Somerset, N.J.                          08873
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (732) 748-1700
                                                   ----------------


         (Former name or former address, if changed since last report.)


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Item 5: Other Events and Regulation FD Disclosure.

         On June 18, 2003, the Board of Directors of TeamStaff, Inc. (the "Company") announced the employment of Mr. T. Kent Smith and his appointment as the Company's Chief Executive Officer, President and as a member of the Board of Directors. A press release disclosing the appointment was released on June 18, 2003 and is filed as an Exhibit to this Current Report on Form 8-K (the "Current Report"). Mr. Smith will serve in the executive positions formerly held by Mr. Donald W. Kappauf, who agreed to relinquish his position as President and Chief Executive Officer on June 18, 2003.

Item 7: Financial Statements and Exhibits.

(c)     Exhibits

        The following exhibits are filed herewith:

Exhibit No.        Description
-----------        -----------
99.1               Press release issued by Teamstaff, Inc. dated June 18, 2003.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2003                        TEAMSTAFF,  INC.
                                            (Registrant)

                                            By /s/ Edmund C. Kenealy
                                               ---------------------
                                            Edmund C. Kenealy,
                                            Vice President, General Counsel
                                            and Secretary